Exhibit 10.2



ALUMAX                                      2700 International Drive
EXTRUSIONS INC.                             Suite 200
                                            West Chicago, IL 60185
August 1, 1996                              708/584-1000
Via Facsimile (319) 547-6099                FAX 708/584-1243


Mr. Conrad D. Clement, President
Featherlite Manufacturing, Inc.
Box 320
Cresco, IA 52136


Dear Mr. Clement:

This will confirm that Alumax Transportation Products agrees to supply 1,980,000 pounds of aluminum extrusions for shipment from 1-97 - 12/97 on contract number ATP0022. Pricing during this time frame will be firm at 1.135 per pound.

Based upon your commitment, Alumax Transportation Products has taken the necessary actions to provide a firm price for the duration of this agreement. Therefore, it is expected that shipments of finished product will occur in a timely manner, which in this case equates to approximately 165,000 pounds on a monthly basis.

In the event you are unable to fulfill the volume commitment in the agreed upon period of time, you will be invoiced for the unused portion of the contract. You may choose at that time to re-hedge the contract.

We believe that this covers the essence of our agreement. We would request that you acknowledge receipt and forward a signed copy of this agreement for our files.

We appreciate your confidence in Alumax Transportation Products and look forward to the successful completion of this contract.

Best Regards,                                   ACCEPTED:

/S/ JOSEPH M. VALVO                             /S/ GARY IHRKE
Joseph M. Valvo                                 Vice President of Operations
Inside Sales Manager                            Featherlite Mfg., Inc.

cc:      J. Brunick
         M.S. Czachorski
         T. Horonzy
         B. Kasten
         S. Kavanaugh
         Ted Smothers

ALUMAX                                    2700 International Drive
EXTRUSIONS INC.                           Suite 200
                                          West Chicago, IL 60185
August 1, 1996                            708/584-1000
Via Facsimile (319) 547-6099              FAX 708/584-1243


Mr. Conrad D. Clement, President
Featherlite Manufacturing, Inc.
Box 320
Cresco, IA 52136


Dear Mr. Clement:

This will confirm that Alumax Transportation Products agrees to supply 1,500,000 pounds of aluminum extrusions for shipment from 8-96 - 12-96 on contract number ATP0021. Pricing during this time frame will be firm at 1.095 per pound.

Based upon your commitment, Alumax Transportation Products has taken the necessary actions to provide a firm price for the duration of this agreement. Therefore, it is expected that shipments of finished product will occur in a timely manner, which in this case equates to approximately 300,000 pounds on a monthly basis.

In the event you are unable to fulfill the volume commitment in the agreed upon period of time, you will be invoiced for the unused portion of the contract. You may choose at that time to re-hedge the contract.

We believe this covers the essence of our agreement. We would request that you acknowledge receipt and forward a signed copy of this agreement for our files.

We appreciate your confidence in Alumax Transportation Products and look forward to the successful completion of this contract.

Best Regards,                                     ACCEPTED:

/S/ JOSEPH M. VALVO                               /S/ GARY IHRKE
Joseph M. Valvo                                   Vice President of Operations
Inside Sales Manager                              Featherlite Mfg., Inc.

cc:      J. Brunick
         M.S. Czachorski
         T. Horonzy
         B. Kasten
         S. Kavanaugh
         Ted Smothers

ALUMAX                                         2700 International Drive
EXTRUSIONS INC.                                Suite 200
                                               West Chicago, IL 60185
Via Facsimile 319/547-6099                     708/584-1000
                                               FAX 708/584-1243
August 6, 1996



Mr. Gary Ihrke
Featherlite Manufacturing, Inc.
Box 320
Cresco, IA 52136

Dear Mr. Ihrke:

This will serve as an addendum to our contract number ATP0022.

Shipments over and above the 165,000 pounds per month that has a locked price of $1.135 per pound will be billed on a formula basis. That price will be established using the prior month's Metals Week average monthly "transaction price" plus .370 cents per pound (i.e., the average monthly "transaction price" for the month of February plus .370 per pound equals the base price for the month of March, the average monthly "transaction price" for the month of March plus .370 cents equals the base price for the month of April, etc.).

We believe that this covers the essence of our agreement. We would request that you acknowledge receipt and forward a signed copy of this agreement for our files.

We appreciate your confidence in Alumax Transportation Products and look forward to the successful completion of the contract.


Best Regards,                                  ACCEPTED:

/S/ JOSEPH M. VALVO                            /S/ GARY IHRKE
Joseph M. Valvo                                Vice President of Operations
Inside Sales Manager                           Featherlite Mfg., Inc.

cc:      J. Brunick
         M.S. Czachorski
         T. Horonzy
         B. Kasten
         S. Kavanaugh
         Ted Smothers